iShares®

iShares Trust (the “Trust”)

Supplement dated May 30, 2014

to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”) dated August 1, 2013 for the

iShares 2014 AMT-Free Muni Term ETF (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Fund’s Summary Prospectus, Prospectus and SAI.

On September 17, 2009, in connection with the establishment of the Fund, the Board of Trustees of the Trust approved the planned liquidation, dissolution and termination of the Fund. As a result, the last day of trading in the Fund on NYSE Arca, Inc. (“NYSE Arca”) will be August 15, 2014. NYSE Arca will suspend trading in the Fund before the open of trading on August 18, 2014 and shares of the Fund will no longer be available for new investments as of this date. The liquidation of the Fund will be carried out on or about August 21, 2014. The Fund’s final net asset value, as calculated on August 15, 2014, will include any costs associated with the liquidation expected to be borne by the Fund.

Because shares of the Fund will not be traded on NYSE Arca during the period between August 18, 2014 and August 21, 2014, we cannot assure that there will be a market for your shares. Further, during this period, the Fund will be in the process of closing down and liquidating its portfolio, which will result in the Fund not being able to track its Underlying Index, and the Fund will hold cash and securities that may not be consistent with its investment objective and strategy. After August 15, 2014, shareholders that remain invested in the Fund will receive the entire amount of their proceeds after August 21, 2014, subject to their brokerage processes. Shareholders wishing to sell their holdings prior to August 18, 2014 may incur the usual and customary brokerage commissions associated with the sale of Fund shares.

At the time the liquidation of the Fund is carried out, shares of the Fund will be individually redeemed. If you hold shares of the Fund after August 15, 2014, the Fund will redeem your shares for cash based on the net asset value as of close of business on August 15, 2014, which will include any dividends and distributions calculated as of that date.

The liquidation of the Fund will result in one or more taxable events for you, if you are subject to federal income tax. A sale or exchange of Fund shares prior to the termination will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, the Fund may declare tax exempt or taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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